                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------


Date of report (Date of earliest event reported): May 23, 2000
                                                  ------------

                               KEY COMPONENTS, LLC
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     333-58675                 04-3425424
-------------------------------     ---------------------   --------------------------------
(State or Other Jurisdiction of     (Commission File No.)   (IRS Employer Identification No.)
        Incorporation)

200 White Plains Road, 4th Floor, Tarrytown, New York                10591
-----------------------------------------------------              ---------
      (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 332-8088
                                                   ---------------


                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       333-58675                          14-1805946
-------------------------------      ---------------------           ---------------------------------
(State or Other Jurisdiction of      (Commission File No.)           (IRS Employer Identification No.)
         Incorporation)


200 White Plains Road, 4th Floor, Tarrytown, New York                10591
-----------------------------------------------------              ---------
      (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 332-8088
                                                   ---------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.        Other Events.
-------        ------------

                  On May 23, 2000, the transactions contemplated by the Recapitalization Agreement ("Recapitalization Agreement") dated as of May 8, 2000 by and among Kelso Investment Associates VI, L.P., a Delaware limited partnership ("KIA"), KEP VI, LLC, a Delaware limited liability company ("KEP" and together with KIA, the "Buyers"), Key Components, Inc. ("KCI"), a New York corporation and the parent of Key Components, LLC ("KCLLC"), certain shareholders and optionholders of KCI and SG Partners II LLC, a Delaware limited liability company("SG") were consummated. Pursuant to the Recapitalization
Agreement: (1) KCI recapitalized with common stock ("Common Stock") and preferred stock ("Preferred Stock"); (2) the KCI shareholders exchanged a portion of their Common Stock, and certain optionholders exercised options and exchanged the Common Stock obtained thereby, for Preferred Stock and immediately sold such Preferred Stock to the Buyers for $114.82 per share (subject to adjustment); (3) SG, which owned all of the stock of Keyhold, Inc. ("Keyhold"), which owns approximately 11.02% of the shares of KCLLC, exchanged all of the stock of Keyhold for Preferred Stock and immediately sold such Preferred Stock to the Buyers for $114.82 per share (subject to adjustment); and (4) all the holders of KCI stock appreciation rights ("SARs") elected to exercise their SARs and purchased Common Stock with either 50% or 75% (at their election) of the after-tax proceeds of such exercise. The Buyers, KCI, certain KCI shareholders and certain optionholders also executed a Shareholders Agreement ("Shareholders Agreement") and a Registration Rights Agreement ("Registration Rights Agreement"), both dated as of May 23, 2000, in connection with the above transaction.

                  As a result of the transactions described above, the Buyers and certain assignees of the Buyers' rights under the Recapitalization Agreement own all of the Preferred Stock, which does not vote for the election of directors and constitutes approximately 67.2% of the total equity of KCI on an as converted and fully diluted basis. Other KCI shareholders and key employees own all of the Common Stock. The Buyers purchased the total amount of Preferred Stock for approximately $110,000,000 in the aggregate, of which the Buyers purchased approximately $4,500,000 from KCI and the balance from shareholders and optionholders. Estimated expenses for the transaction are approximately $9,000,000.

                  The Recapitalization Agreement was filed as Exhibit 10.31 to KCLLC's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2000.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements.

                  Financial statements are not required to be filed by this item.

                  (b)      Pro Forma Financial Information.

                  Pro forma financial information is not required to be filed by this item.

(c)      Exhibits.

  Exhibit No.                             Description
  -----------                             -----------
      2.1 Recapitalization Agreement (incorporated by reference to Exhibit 10.31 of the Quarterly Report filed on Form 10-Q: Commission File
                       No.333-58675).

      99.1             Press Release Issued May 8, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEY COMPONENTS, LLC


                                        By: /s/ Alan L. Rivera
                                           ------------------------------------
                                           Alan L. Rivera
                                           Vice President


Date:    June 7, 2000


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEY COMPONENTS FINANCE CORP.


                                        By: /s/ Alan L. Rivera
                                           ------------------------------------
                                           Alan L. Rivera
                                           Vice President